Exhibit 99.6

THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. NO WARRANTS MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS.

PSM Holdings, Inc.

(A DELAWARE CORPORATION)

COMMON STOCK PURCHASE WARRANT

CERTIFICATE NUMBER: W2016-0003	50,000 WARRANTS

This certifies that for value received, JAMES MILLER or registered assigns (the “Registered Owner”), is the owner of Fifty Thousand (50,000) common stock purchase warrants (the “Warrants”), each of which Warrants entitles the Registered Owner to purchase at any time during the period expiring at 5:00 P.M. Eastern Time on February 8, 2021, (the “Exercise Period”) one fully paid and non-assessable share of common stock, par value $0.001 per share (the “Common Stock”), of PSM Holdings, Inc., a Delaware corporation (the “Company”), upon payment of the exercise price of $0.011 per share (the “Exercise Price”); provided, however, that the number of shares of the Common Stock purchasable upon exercise of each Warrant may be increased or reduced and the Exercise Price adjusted in the event of certain contingencies described below.

By acceptance of this Warrant Certificate, the Registered Owner agrees to the following terms and conditions:

1.            Method of Exercise and Payment.

a.     This Warrant may be exercised by delivery of this Warrant Certificate and the duly completed and executed form of election to purchase attached hereto setting forth the number of Warrants to be exercised, together with the full Exercise Price of the Common Stock being purchased.

b.     Upon receipt of this Warrant Certificate with the exercise form duly executed, together with the Exercise Price in full, the Company shall make deliver of certificates evidencing the total number of shares of Common Stock issuable upon such exercise, in such names and denominations as are required for delivery to, or in accordance with the instructions of the Registered Owner. Such Common Stock certificates shall be deemed to be issued, and the person to whom such shares of Common Stock are issued of record shall be deemed to have become a holder of record of such shares of Common Stock, as of the date of the surrender of such Warrant Certificate and payment of the Exercise Price, whichever shall last occur; provided, that if the books of the Company with respect to the transfer of Common Stock are then closed, such shares shall be deemed to be issued, and the person to whom such shares of Common Stock are issued of record shall be deemed to have become a record holder of such shares, as of the date on which such transfer books of the company shall next be open (whether before, on, or after the expiration of the applicable Warrant Exercise Period). If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company’s Common Stock or other securities purchasable upon the exercise of Warrants are closed for any reason, the Company shall not be required to make deliver of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

c.     Subject to Section (1)(b), if less than all the Warrants evidenced by this Warrant Certificate are exercised upon a single occasion, a new Warrant Certificate for the balance of the Warrants not so exercised shall be issued and delivered to, or in accordance with transfer instructions properly given by, the Registered Owner, until the expiration of the applicable Warrant Exercise Period.

d.     All Warrant Certificates surrendered upon exercise of Warrants shall be canceled.

e.     The Exercise Price shall be payable by (i) certified check or bank check payable to the order of, or bank wire transfer to, the Company, (ii) by cashless exercise through the cancellation of Warrants valued at the amount by which the Fair Market Value of the Common Stock subject to these Warrants exceeds the Exercise Price; or (iii) by cancellation of debt owed by the Company to the Registered Owner. For purposes of cashless exercise, Fair Market Value of the Common Stock shall be closing sale price of the Common Stock on the last trading day prior to exercise of the Warrants.

2.            Expiration of Warrant. Upon the expiration of the Warrant Exercise Period, each Warrant will, respectively, expire and become void and of no value.

3.           Taxes. The Registered Owner shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance or transfer of the Warrants, or the issuance, transfer or delivery of any shares of Common Stock upon the exercise of the Warrants.

4.            Mutilated or Missing Warrant Certificates. If this Warrant Certificate is mutilated, lost, stolen, or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), and upon receipt of evidence satisfactory to the Company of such mutilation, loss, theft, or destruction, issue a substitute Warrant Certificate. Applicants for substitute Warrant Certificates shall comply with any reasonable regulations (and pay any reasonable charges) prescribed by the Company.

5.           Reservation of Shares. For the purpose of enabling the Company to satisfy its obligation to issue Common Stock upon the exercise the Warrants represented by this Warrant Certificate, the Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, the full number of shares which may be issued upon the exercise of these Warrants; such shares of Common Stock shall upon issuance be fully paid, nonassessable, and free from all taxes, liens, charges, and security interests with respect to the issuance thereof.

6.             Adjustments.

a.     Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the original issuance date of the Warrants (the “Issuance Date”), effect a stock split of the outstanding Common Stock, the Exercise Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately increased.

b.     Adjustments for Dividends and Distributions in Shares of Common Stock. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the Exercise Price shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

(i)     the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(ii)     the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

c.     Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in assets (other than cash dividends payable out of earnings or surplus in the ordinary course of business) or equity or debt securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Exercise Price shall be made and provision shall be made (by adjustments of the Exercise Price or otherwise) so that the holders of Warrants shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereon, the amount of assets and/or the number of securities of the Company which they would have received had their Warrants been exercised into Common Stock immediately prior to such event and had thereafter, during the period from the date of such event to and including the exercise date, retained such assets and/or securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 6(b)(c) with respect to the rights of the holders of the Warrants; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

d.     Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon exercise of the Warrants at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for herein, or a reorganization, merger, consolidation, or sale of assets provided for herein), then, and in each event, an appropriate revision to the Exercise Price shall be made and provisions shall be made (by adjustments of the Exercise Price or otherwise) so that the holder of each Warrant shall have the right thereafter to exercise such Warrant into the kind and amount of shares of stock and/or other securities that such holder would have received had it exercised the Warrant held by it into Common Stock immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

e.     Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for herein, or a reclassification, exchange or substitution of shares provided for herein), or a merger or consolidation of the Company with or into another corporation or other entity, or the conveyance of all or substantially all of the assets of the Company to another corporation or other entity, immediately after such reorganization, merger, consolidation, or conveyance (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Exercise Price shall be made if necessary or appropriate and provision shall be made if necessary or appropriate (by adjustments of the Exercise Price or otherwise) so that the holder of each Warrant shall have the right thereafter to purchase the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from Organic Change.

f.     Adjustments for Issuance of Additional Shares of Common Stock. In the event the Company shall issue or sell any additional shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (e) of this Section 6, pursuant to Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date, or in accordance with Section 6(i) below) (the “Additional Shares of Common Stock”), at a price per share less than the Exercise Price, or without consideration, the Exercise Price then in effect upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the Exercise Price by a fraction:

(i)     the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the then Exercise Price, and

(ii)     the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock;

No adjustment of the number of shares of Common Stock shall be made under Section 6(f) upon the issuance of any Additional Shares of Common Stock that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Common Stock Equivalents (as defined below), if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefore) pursuant to Section 6(g).

g.     Issuance of Common Stock Equivalents. The provisions of this Section 5(g) shall apply if (a) the Company, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock (“Convertible Securities”), or (b) any rights, warrants or options to purchase any such Common Stock or Convertible Securities (collectively, the “Common Stock Equivalents”) shall be issued or sold. If the price per share for which Additional Shares of Common Stock may be issuable pursuant to any such Convertible Securities or Common Stock Equivalents shall be less than the applicable Exercise Price then in effect, or if, after any such issuance of Convertible Securities or Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Exercise Price in effect at the time of such amendment or adjustment, then the applicable Exercise Price upon each issuance of Convertible Securities or Common Stock Equivalents or amendment thereof shall be adjusted as provided in subsection (f) of this Section 6. No adjustment shall be made to the Exercise Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Securities or Common Stock Equivalents where an adjustment to the Exercise Price was previously made as a result of the issuance or purchase of any Convertible Securities or Common Stock Equivalents.

h.     Consideration for Stock. In case any shares of Common Stock or Convertible Securities, or any Common Stock Equivalents, shall be issued or sold:

(i)     in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation and except as provided in Section 6 (i) below), the amount of consideration therefore shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities or Common Stock Equivalents, as the case may be; or

(ii)     in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Exercise Price, or the number of shares of Common Stock issuable upon exercise of the Warrants, the determination of the applicable Exercise Price or the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon exercise of the Warrants. In the event any consideration received by the Company for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board of Directors of the Company. In the event Common Stock is issued with other shares or securities or other assets of the Company for consideration which covers both, the consideration computed as provided in this Section (6)(h) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Company.

i.     Certain Issuances Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Exercise Price upon the authorization or issuance of (i) securities issued in connection with the acquisition of a Target Company (hereinafter defined) approved by the Board of Directors through merger, stock-for-stock exchange, or similar transaction with the Company and/or one of its subsidiaries and securities issued to retain the personnel of the Target Company; (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the Issuance Date (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the holders); and (iii) securities issued or granted pursuant to the Company’s 2012 Stock Incentive Plan or any subsequent equity compensation plans approved by the Company’s Board of Directors or Compensation Committee. The term “Target Company” shall mean an entity which at the time of the acquisition was engaged in the mortgage brokerage or mortgage banking business.

7.            No Fractional Warrants or Shares. The Company shall not be required to issue fractions of Warrants upon the reissue of Warrants, any adjustments as described in Section 6 hereof, or otherwise, but the Company in lieu of issuing any such fractional interest, shall pay the Registered Owner in cash on the basis of the current market value of any fractional interest as determined by the Company.

8.            Rights of Registered Owner. The Registered Owner, as such, shall not have any rights of a shareholder of the company, either at law or equity, and the rights of the Registered Owner, as such, are limited to those rights expressly provided in this Warrant Certificate. The Company may treat the Registered Owner in respect of any Warrant Certificate as the absolute owner thereof for all purposes notwithstanding any notice to the contrary.

9.           Transfer and Assignment. This Warrant is not transferrable or assignable, in whole or in part, by the Registered Owner, except with the written consent of the Company, which consent shall not be unreasonably withheld. Any permitted transfer or assignment shall be effected by the Registered Owner (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant Certificate with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the principal executive office of the Company; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant Certificate or Certificates of like tenor with appropriate legends restricting transfer under the Securities Act of 1933, as amended (the “Act”) and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder. Prior to due presentment for transfer or assignment hereof, the Company may treat the Registered Owner as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

10.          Exchange of Warrant Certificate. This Warrant Certificate, when surrendered at the principal executive office of the Company by the Registered Owner in person or by attorney duly authorized in writing, may be exchanged for any other Warrant Certificate of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by an officer of the Company thereunto duly authorized this 8th day of February 2016.

PSM Holdings, Inc.

By:	/s/ Kevin Gadawski
Kevin Gadawski, President and CEO

EXERCISE FORM

The undersigned Registered Owner hereby irrevocably elects to exercise _______ Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock of PSM Holdings, Inc., a Delaware corporation issuable upon the exercise of such Warrants, and requests that certificates for such shares shall be issued in the name of:

________________________________

________________________________

________________________________

________________________________

(Please print or type name and address)

and be delivered to:

________________________________

________________________________

________________________________

________________________________

(Please print or type name and address)

Please insert social security or other identifying number: _______________________

By executing this Exercise Form, the undersigned confirms that he, she or it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the U.S. Securities and Exchange Commission.

If such number of Warrants shall not be all of the Warrants evidenced by the Warrant Certificate, a new Warrant Certificate for the balance of such Warrants be registered in the name of and delivered to, the Registered Owner at the address stated below.

IMPORTANT: The name of the person exercising this Warrant must correspond with the name of the Registered Owner written on the face of this Warrant Certificate in every particular, without alteration or any change whatever, unless it has been assigned by completing the Assignment form below.

Dated: ________________, 201___
Signature of Registered Owner

(Please Print Address)

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________

________________________________

________________________________

________________________________

(Please print or type name and address)

Please insert social security or other identifying number: _______________________

________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints any officer of PSM Holdings, Inc., a Delaware corporation (the “Company”), or its transfer agent and registrar as lawful Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ________________, 201___
Signature of Registered Owner

IMPORTANT: Every registered owner of this Certificate must sign it to assign or otherwise transfer Warrants. The above signature or signatures must correspond with the name or names written on the face of this Warrant Certificate in every particular, without alteration, enlargement or any change whatever.